SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2014

Ford Credit Auto Lease Trust 2014-A

(Issuer of the notes)

Ford Credit Auto Lease Two LLC

(Depositor)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-173928-08	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 800-B3 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2014-A (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated March 18, 2014, and the Prospectus, dated March 17, 2014, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC, as registrant (the “Registrant”), the Registrant entered into an Underwriting Agreement on March 18, 2014 (the “Underwriting Agreement”) with the underwriters listed in item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 8.01              Other Events.

On the closing date for the issuance of the Notes set forth in the Prospectus (the “Closing Date”), the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file number 333-173928.

Item 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 18, 2014, among the Registrant, Ford Motor Credit Company LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and RBS Securities Inc.

Exhibit 4.1	Indenture, to be dated as of March 1, 2014, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of March 1, 2014, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement, to be dated as of March 1, 2014, among

CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, to be dated as of March 1, 2014, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, to be dated as of March 1, 2014, between the Registrant and the Trust.

Exhibit 10.5

Supplement, to be dated as of March 1, 2014, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings Corporation and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, to be dated as of March 1, 2014, among the Trust, Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Account Control Agreement, to be dated as of March 1, 2014, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Account Control Agreement, to be dated as of March 1, 2014, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TRUST 2014-A

By: FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

Dated: March 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 18, 2014, among the Registrant, Ford Motor Credit Company LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and RBS Securities Inc.

Exhibit 4.1	Indenture, to be dated as of March 1, 2014, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of March 1, 2014, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement, to be dated as of March 1, 2014, among CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, to be dated as of March 1, 2014, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, to be dated as of March 1, 2014, between the Registrant and the Trust.

Exhibit 10.5

Supplement, to be dated as of March 1, 2014, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings Corporation and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, to be dated as of March 1, 2014, among the Trust, Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Account Control Agreement, to be dated as of March 1, 2014, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Account Control Agreement, to be dated as of March 1, 2014, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.